Exhibit 99.1

News Release
LifeLock Announces $100 Million Share Repurchase Program
TEMPE, Ariz.--(BUSINESS WIRE)--Nov. 30, 2015-- LifeLock, Inc. (NYSE: LOCK), an industry leader in identity theft protection, today announced that its Board of Directors has approved the repurchase of up to $100 million of the company’s common stock, representing approximately 7% of the company’s outstanding common shares based on current trading prices. The repurchase program has no expiration date but is intended to be completed by year end 2016.
"This share repurchase program reflects the Board’s confidence in the ongoing strength of LifeLock’s business and its deep commitment to enhancing value for shareholders through both the return of capital and investing to build on our strong record of growth," said Roy A. Guthrie, Lead Independent Director.
Repurchases under the program may be made through open market or privately negotiated transactions at times and in such amounts as determined by LifeLock’s management, subject to market conditions and in accordance with the requirements of the Securities and Exchange Commission. The program does not obligate LifeLock to repurchase any particular amount of the company’s common stock, and may be suspended or discontinued at any time without notice. LifeLock had 95,515,268 shares outstanding as of October 30, 2015.
About LifeLock
LifeLock, Inc. (NYSE:LOCK) is a leading provider of proactive identity theft protection services for consumers and consumer risk management services for enterprises. LifeLock’s threat detection, proactive identity alerts, and comprehensive remediation services help provide peace of mind for consumers amid the growing threat of identity theft. Leveraging unique data, science and patented technology from ID Analytics, Inc., a wholly owned subsidiary, LifeLock offers identity theft protection that goes significantly beyond credit monitoring. As part of its commitment to help fight identity theft, LifeLock works to train law enforcement and partners with a variety of non-profit organizations to help consumers establish positive habits to combat this threat.
Forward-Looking Statements
This press release contains "forward-looking" statements, as that term is defined under the federal securities laws, including statements regarding the share repurchase program, potential investments for future growth and LifeLock’s strategies for enhancing shareholder value. These forward-looking statements are based on our current assumptions, expectations, and beliefs and are subject to substantial risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results, performance, or achievements to differ materially from those expressed or implied in any forward-looking statement.
The risks and uncertainties referred to above include, but are not limited to, risks associated with our ability to maintain profitability; variability in our cash flows; risks associated with our business, including our ability to protect our customers’ confidential information; our ability to maintain and enhance our brand recognition and reputation; the competitive nature of the industries in which we conduct our business; our ability to retain our existing customers and attract new customers; our ability to improve our services and develop and introduce new services with broad appeal; and our ability to maintain existing and secure new relationships with strategic partners; the outcome of the FTC litigation; and other "Risk Factors" set forth in our most recent SEC filings with the Securities and Exchange Commission, or the SEC.
Further information on these and other factors that could affect our financial results and the forward-looking statements in this press release is included in our SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2014, particularly under the captions "Risk Factors" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" and our Forms 10-Q. Copies of these documents are available on our Investor Relations website at http:// investor.lifelock.com/ or the SEC’s website at www.sec.gov.
We assume no obligation and do not intend to update these forward-looking statements, except as required by law.
For LifeLock
Media Contact:
Kelley Bonsall, 480-457-2170
Media@lifelock.com
or
Investor Relations Contact:
Jamison Manwaring, 480-457-5168
VP, Investor Relations
jamison.manwaring@lifelock.com